Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2021
Commitments And Contingencies Disclosure [Abstract]
Commitments Contingencies and Guarantees
19.
Commitments, Contingencies and Guarantees

Litigation provision

Through the normal course of the Company’s business, the Company is subject to a number of litigation proceedings both brought against and brought by the Company. The Company maintains liabilities for losses from legal actions that are recorded when they are determined to be both probable in their occurrence and can be reasonably estimated. On this basis, for the year ended December 31, 2021 and 2020 we have recognized a provision of $8,550 and $11,600, respectively, related to certain litigation proceedings. This amount is presented within “Accounts payable and other liabilities” in the Company’s Consolidated Statements of Financial Position.

The Company vigorously defends its position on all open cases, including any litigation that arises as a result of the cyber breach that occurred in November 2020. While the Company considers a material outflow for any one individual case unlikely, it is noted that there is uncertainty over the final timing and amount of any potential settlements. Management believes the disposition of all claims currently pending, including potential losses from claims that may exceed the liabilities recorded, and claims for loss contingencies that are considered reasonably possible to occur, will not have a material effect, either individually or in the aggregate, on the Company's consolidated financial condition, results of operations or liquidity.

Financial guarantee contracts

Through services offered primarily in our US Acquiring segment, the Company is exposed to potential losses from merchant-related chargebacks. A chargeback occurs when a dispute between a cardholder and a merchant, including a claim for non-delivery of the product or service by the merchant, is not resolved in favor of the merchant and the transaction is charged back to the merchant resulting in a refund of the purchase price to the cardholder. If the Company is unable to collect this chargeback amount from the merchant due to closure, bankruptcy or other reasons, the Company bears the loss for the refund paid to the cardholder. The risk of chargebacks is typically greater for those merchants that promise future delivery of goods and services rather than delivering goods or rendering services at the time of payment. The Company has recorded an allowance for credit losses on financial guarantees as of December 31, 2021 and 2020 (See Note 8).

Acquisition of SaftPay Inc. (“SafetyPay”)

In August 2021, the Company entered into a definitive agreement to acquire SaftPay Inc. (“SafetyPay”) with the goal of furthering the expansion of alternative payment methods and direct bank integration in the Latin America market, as well as creating additional revenue opportunities for all three of our segments. The base consideration is $441,000 to be paid in cash. This acquisition will be accounted for as a business combination and closed during the first quarter of 2022. As of the date of the issuance of these financials, the determination of the purchase price allocation to specific assets acquired and liabilities assumed is incomplete due to timing of the acquisition.